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                                                                    EXHIBIT 21.1

                         The Chase Manhattan Corporation

                              List of Subsidiaries

The Corporation has the following subsidiaries, all of which are included in the Corporation's Consolidated Financial Statements:

                                                                                     Percentage of voting
                                                                  Organized under     securities owned by
Name                                                                the laws of        immediate parent
---------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank                                             New York                100%
  CB Capital Investors, Inc.                                         Delaware                100
  Chase 254 Realty Corp.                                            Puerto Rico              100
  Chase Access Services Corporation                                  Delaware                100
  Chase Asset Management, Inc.                                       Delaware                100
  Chase Bank International                                         United States             100
  Chase Commercial Mortgage Securities Corp.                         New York                100
  Chase Community Development, Inc.                                  Delaware                100
  Chase Equipment Leasing Inc.                                       New York                100
  Chase Investment Services Corp.                                    Delaware                100
  Chase Manhattan Automotive Finance Corporation                     Delaware                100
  Chase Manhattan Capital Corporation                                New York                100
  Chase Manhattan International Inc.                               United States             100
     Chase Manhattan International Finance Ltd.                    United States             100
        Banco Chase Manhattan, S.A.                                   Brazil                 100
        Banco Norchem, S.A.                                           Brazil                  49
        Bancroft Holdings B.V.                                    The Netherlands            100
        Chase Investment Bank (Panama), S.A.                          Panama                 100
        Chase Manhattan Asia Limited                                 Hong Kong               100
        Chase Manhattan Bank (Ireland) plc                            Ireland                100
        Chase Manhattan Bank (M) Berhad                              Malaysia                100
        Chase Manhattan Bank, A.G.                                    Germany                100
        Chase Manhattan Bank CMB., S.A.                                Spain                 100
        Chase Manhattan Bank - France                                 France                 100
        Chase Manhattan Bank Luxembourg, S.A.                       Luxembourg               100
        Chase Manhattan Bank Mexico, S.A.                             Mexico                 100
        Chase Manhattan Bank Norge, A.S.                              Norway                 100
        Chase Manhattan Holdings (Australia) Ltd.                    Delaware                100
        Chase Manhattan International Bank, Inc.                    Puerto Rico              100
        Chase Manhattan Securities S.A.                                Spain                 100
        Chase Manhattan Securities (C.I.) Limited                 Channel Islands            100
          Chemical Asset Management Limited                       Channel Islands            100
        Chase Manhattan (Thailand) Ltd.                              Thailand                100
        Chase Manhattan Trading, S.A.                                Argentina               100
        Chase Manhattan Trust Cayman Ltd.                         Cayman Islands             100
        Chase Manhattan Trust Company (Hong Kong) Ltd.               Hong Kong               100
        Chase Manhattan (U.K.) Holdings Limited                   United Kingdom             100
          Chase Export Finance Limited                            United Kingdom             100
          Chase Asset Management (London) Limited                 United Kingdom             100
          Chase Investment Bank Limited                           United Kingdom             100
          Chase Manhattan International Ltd.                      United Kingdom             100
          Chemco Equipment Finance Ltd.                           United Kingdom             100
            Goldway Ltd.                                          United Kingdom             100
        Chase Trust Bank                                               Japan                 100
        Chemical Asia Limited                                        Hong Kong               100
        Chemical Australia (Holdings) Limited                        Australia               100
          Chase Securities Australia Limited                         Australia               100
        Chemical Bank (Guernsey) Limited                          Channel Islands            100

                              List of Subsidiaries
                                   (continued)

                                                                                     Percentage of voting
                                                                  Organized under     securities owned by
Name                                                                the laws of        immediate parent
---------------------------------------------------------------------------------------------------------
        Chemical International Trust Company Limited              Cayman Islands             100%
        Manufacturers Hanover Arrendamento Mercantil S.A.             Brazil                 100
        Manhattan Card Co. Ltd                                       Hong Kong                54
        Norchem Leasing S.A. Arrendamento Mercantil                   Brazil                  50
        The Chase Manhattan Bank Australia, Ltd.                     Australia               100
        The Chase Manhattan Bank of Canada                            Canada                 100
        The Chase Manhattan Private Bank & Trust                      Bahamas                100
          Company (Bahamas) Limited                                   Bahamas                100
        The Chase Manhattan Private Bank (Switzerland), S.A.        Switzerland              100
        The Saudi Investment Bank                                  Saudi Arabia               15
  Chase Manhattan Mortgage Holdings, Inc.                            Delaware                100
    Chase Mortgage Services, Inc.                                    Delaware                100
  Chase Manhattan Overseas Corporation                               New York                100
  Chem Network Processing Services, Inc.                            New Jersey               100
  Chemgraphics Systems, Inc.                                        New Jersey               100
  Chemical Acceptance Corporation                                    Delaware                100
  Chemical Mortgage Company                                            Ohio                  100
  ChemLease Worldwide, Inc.                                          New York                100
  Manufacturers Hanover Leasing Corporation                          Delaware                100
  Metal Holdings Inc.                                                 Liberia                100
  MH Financial Management Systems, Inc.                              Delaware                100

Other Subsidiaries of the Corporation
Brown & Company Securities Corporation                             Massachusetts             100
Capital Markets Transactions, Inc.                                   Delaware                100
CBC Capital Partners, Inc.                                           Delaware                100
CBC - USA, Inc.                                                      Delaware                100
CCC Holding Inc.                                                     Delaware                100
  Chase Commercial Corporation                                      New Jersey               100
Chase Capital Financing Ltd.                                      United Kingdom             100
  Chase (Jersey) Ltd.                                             United Kingdom             100
  Chase Finance (Jersey) Ltd.                                     United Kingdom             100
Chase Cardholder Services, Inc.                                      Delaware                100
Chase Funding Inc.                                                   New York                100
Chase Futures & Options, Inc.                                        Delaware                100
Chase Home Mortgage Corporation of the Southeast                      Florida                100
Chase Manhattan Leasing Corporation                                  New York                100
Chase Manhattan National Holding Corporation                         New York                100
  Chase Manhattan Private Bank, N.A.                               United States             100
Chase Manhattan Realty Leasing Corporation                           New York                100
Chase Securities Inc.                                                Delaware                100
Chase Trade, Inc.                                                    Delaware                100
Chatham Ventures, Inc.                                               New York                100
Chemical Business Credit Corp.                                       Delaware                100
Chemical Capital Corporation                                         New York                100
Chemical Educational Services Corporation                            Delaware                100
Chemical Equity Incorporated                                         New York                100
Chemical Holding Delaware Inc.                                       Delaware                100
  Chemical Trust Company of California                              California               100
  CBC Holding (California) Inc.                                     California               100
    Van Deventer & Hoch                                             California                50
Chemical International Capital Finance Limited                    United Kingdom             100
Chemical Investments, Inc.                                           Delaware                100

                              List of Subsidiaries
                                   (continued)

                                                                                     Percentage of voting
                                                                  Organized under     securities owned by
Name                                                                the laws of        immediate parent
---------------------------------------------------------------------------------------------------------
Chemical Shareholder Services of California, Inc.                    Delaware                100%
  Chemical Shareholder Services Partner, Inc.                        Delaware                100
    ChaseMellon Shareholder Services L.L.C.                          Delaware                 50
Chemical New York, N.V.                                        Netherlands Antilles          100
Clintstone Properties Inc.                                           New York                100
CMRCC, Inc.                                                          New York                100
  Chase Manhattan Equities Corporation                               Delaware                100
  Grovehill Corporation                                              Delaware                100
  Mexican Mine Holdings Inc.                                         Delaware                100
Manufacturers Hanover Leasing International Corp.                    Delaware                100
  Manufacturers Hanover Leasing (Nassau) Limited                      Bahamas                100
Octagon Credit Investors, Inc.                                       Delaware                100
Offshore Equities, Inc.                                              New York                100
Support Development Corporation                                      Delaware                100
Texas Commerce Equity Holdings, Inc.                                 Delaware                100
  CBC Holding (Delaware) Inc.                                        Delaware                100
    A.S. Holding Corporation                                         Delaware                100
    Chase Manhattan Bank Delaware                                    Delaware                100
     Chase Agency Services, Inc.                                     Delaware                100
     Chase Insurance Agency, Inc.                                    Delaware                100
     Chemical Synthetic Leasing, Inc.                                Delaware                100
     Chemical Data Services Corporation                              Delaware                100
     Western Hemisphere Life Insurance Company                       Delaware                100
    Chase Manhattan Bank U.S.A., National Association              United States             100
     Chase BankCard Services, Inc.                                   Delaware                100
     Chase Manhattan Financial Corporation, Ltd.                     Delaware                100
     Margaretten Financial Corporation                               Delaware                100
       Chase Manhattan Mortgage Corporation                         New Jersey               100
    The CIT Group Holdings, Inc                                      Delaware                 20
  Texas Commerce Bank National Association (Houston)               United States             100
  Texas Commerce Bank - San Angelo, N.A.                           United States             100
  Texas Commerce Trust Company of New York                           New York                100
The Chase Manhattan Trust Company of California, N.A.              United States             100

The names of certain other direct and indirect subsidiaries of the Corporation have been omitted from the list above because such unnamed subsidiaries considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.